The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2021

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q21 vs.				YTD21 vs.
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	YTD21	YTD20	YTD20
Selected income statement data
Fee revenue	$3,224	$3,257	$3,114	$3,074	$3,089	(1)%	4%	$6,481	$6,327	2%
Other revenue	91	9	49	70	141	N/M	N/M	100	197	N/M
Total fee and other revenue	3,315	3,266	3,163	3,144	3,230	2	3	6,581	6,524	1
Net interest revenue	645	655	680	703	780	(2)	(17)	1,300	1,594	(18)
Total revenue	3,960	3,921	3,843	3,847	4,010	1	(1)	7,881	8,118	(3)
Provision for credit losses	(86)	(83)	15	9	143	N/M	N/M	(169)	312	N/M
Noninterest expense	2,778	2,851	2,925	2,681	2,686	(3)	3	5,629	5,398	4
Income before income taxes	1,268	1,153	903	1,157	1,181	10	7	2,421	2,408	1
Provision for income taxes	241	221	148	213	216	9	12	462	481	(4)
Net income	$1,027	$932	$755	$944	$965	10%	6%	$1,959	$1,927	2%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$991	$858	$702	$876	$901	16%	10%	$1,849	$1,845	—%
Diluted earnings per common share	$1.13	$0.97	$0.79	$0.98	$1.01	16%	12%	$2.10	$2.06	2%
Average common shares and equivalents outstanding – diluted (in thousands)	873,475	885,655	891,846	891,069	890,561	(1)%	(2)%	879,409	893,603	(2)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	32%	29%	24%	30%	29%			31%	30%
Return on common equity	9.8%	8.5%	6.9%	8.7%	9.4%			9.2%	9.7%
Return on tangible common equity – Non-GAAP (a)	18.6%	16.1%	13.0%	16.7%	18.5%			17.3%	19.4%
Non-U.S. revenue as a percentage of total revenue	38%	37%	38%	37%	36%			38%	36%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$45.0	$41.7	$41.1	$38.6	$37.3	8%	21%
Assets under management (“AUM”) (in trillions)	$2.32	$2.21	$2.21	$2.04	$1.96	5%	18%
Full-time employees	48,800	48,000	48,500	48,600	48,300	2%	1%
Book value per common share	$47.20	$46.16	$46.53	$45.58	$44.21
Tangible book value per common share – Non-GAAP (a)	$25.64	$24.88	$25.44	$24.60	$23.31
Cash dividends per common share	$0.31	$0.31	$0.31	$0.31	$0.31
Common dividend payout ratio	27%	32%	39%	32%	31%
Closing stock price per common share	$51.23	$47.29	$42.44	$34.34	$38.65
Market capitalization	$44,220	$41,401	$37,634	$30,430	$34,239
Common shares outstanding (in thousands)	863,174	875,481	886,764	886,136	885,862

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	12.6%	12.6%	13.1%	13.0%	12.6%
Tier 1 capital ratio	15.2%	15.2%	15.8%	15.7%	15.4%
Total capital ratio	16.0%	16.1%	16.7%	16.6%	16.3%
Tier 1 leverage ratio	6.0%	5.8%	6.3%	6.5%	6.2%
Supplementary leverage ratio ("SLR")	7.5%	8.1%	8.6%	8.5%	8.2%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at June 30, 2021, $1.6 trillion at March 31, 2021, $1.5 trillion at Dec. 31, 2020, $1.4 trillion at Sept. 30, 2020 and $1.3 trillion at June 30, 2020.

(c) Regulatory capital ratios for June 30, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020, Sept. 30, 2020 and June 30, 2020, was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						2Q21 vs.				YTD21 vs.
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	YTD21	YTD20	YTD20
Revenue
Investment services fees:
Asset servicing fees	$1,200	$1,199	$1,138	$1,168	$1,173	—%	2%	$2,399	$2,332	3%
Clearing services fees	435	455	418	397	431	(4)	1	890	901	(1)
Issuer services fees	281	245	257	295	277	15	1	526	540	(3)
Treasury services fees	160	157	156	152	144	2	11	317	293	8
Total investment services fees	2,076	2,056	1,969	2,012	2,025	1	3	4,132	4,066	2
Investment management and performance fees	889	890	884	835	786	—	13	1,779	1,648	8
Foreign exchange revenue	184	231	187	149	193	(20)	(5)	415	438	(5)
Financing-related fees	48	51	46	49	58	(6)	(17)	99	117	(15)
Distribution and servicing	27	29	28	29	27	(7)	—	56	58	(3)
Total fee revenue	3,224	3,257	3,114	3,074	3,089	(1)	4	6,481	6,327	2
Investment and other income	89	9	43	61	132	N/M	N/M	98	179	N/M
Net securities gains	2	—	6	9	9	N/M	N/M	2	18	N/M
Total other revenue	91	9	49	70	141	N/M	N/M	100	197	N/M
Total fee and other revenue	3,315	3,266	3,163	3,144	3,230	2	3	6,581	6,524	1
Net interest revenue	645	655	680	703	780	(2)	(17)	1,300	1,594	(18)
Total revenue	3,960	3,921	3,843	3,847	4,010	1	(1)	7,881	8,118	(3)
Provision for credit losses	(86)	(83)	15	9	143	N/M	N/M	(169)	312	N/M
Noninterest expense
Staff	1,518	1,602	1,554	1,466	1,464	(5)	4	3,120	2,946	6
Software and equipment	365	362	359	340	345	1	6	727	671	8
Professional, legal and other purchased services	363	343	381	355	337	6	8	706	667	6
Sub-custodian and clearing	132	124	116	119	120	6	10	256	225	14
Net occupancy	122	123	173	136	137	(1)	(11)	245	272	(10)
Distribution and servicing	73	74	75	85	85	(1)	(14)	147	176	(16)
Bank assessment charges	35	34	24	30	35	3	—	69	70	(1)
Amortization of intangible assets	20	24	26	26	26	(17)	(23)	44	52	(15)
Business development	22	19	26	17	20	16	10	41	62	(34)
Other	128	146	191	107	117	(12)	9	274	257	7
Total noninterest expense	2,778	2,851	2,925	2,681	2,686	(3)	3	5,629	5,398	4
Income before income taxes	1,268	1,153	903	1,157	1,181	10	7	2,421	2,408	1
Provision for income taxes	241	221	148	213	216	9	12	462	481	(4)
Net income	1,027	932	755	944	965	10	6	1,959	1,927	2
Net (income) loss attributable to noncontrolling interests	(5)	(5)	(5)	(7)	(15)	N/M	N/M	(10)	3	N/M
Preferred stock dividends	(31)	(69)	(48)	(61)	(49)	N/M	N/M	(100)	(85)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$991	$858	$702	$876	$901	16%	10%	$1,849	$1,845	—%

Average common shares and equivalents outstanding: Basic	869,460	882,558	889,928	889,499	889,020	(1)%	(2)%	876,006	891,642	(2)%
Diluted	873,475	885,655	891,846	891,069	890,561	(1)%	(2)%	879,409	893,603	(2)%

Earnings per common share: Basic	$1.14	$0.97	$0.79	$0.98	$1.01	18%	13%	$2.11	$2.06	2%
Diluted	$1.13	$0.97	$0.79	$0.98	$1.01	16%	12%	$2.10	$2.06	2%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2021		2020
(in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$5,154	$5,991	$6,252	$4,104	$4,776
Interest-bearing deposits with the Federal Reserve and other central banks	126,355	125,524	141,775	106,185	112,728
Interest-bearing deposits with banks	21,270	23,763	17,300	19,027	18,045
Federal funds sold and securities purchased under resale agreements	29,762	28,263	30,907	29,647	36,638
Securities	155,906	155,844	156,441	155,339	154,682
Trading assets	15,520	16,884	15,272	13,074	14,150
Loans	63,547	60,732	56,469	55,491	55,397
Allowance for loan losses	(269)	(327)	(358)	(325)	(302)
Net loans	63,278	60,405	56,111	55,166	55,095
Premises and equipment	3,442	3,521	3,602	3,617	3,598
Accrued interest receivable	492	485	510	489	540
Goodwill	17,487	17,469	17,496	17,357	17,253
Intangible assets	2,964	2,983	3,012	3,026	3,045
Other assets	25,333	23,852	20,955	21,367	21,766
Total assets	$466,963	$464,984	$469,633	$428,398	$442,316
Liabilities
Deposits	$338,670	$336,768	$341,545	$296,312	$305,470
Federal funds purchased and securities sold under repurchase agreements	12,425	15,150	11,305	15,907	14,512
Trading liabilities	6,451	4,566	6,031	6,084	5,595
Payables to customers and broker-dealers	23,704	23,827	25,085	23,514	25,012
Commercial paper	—	—	—	671	665
Other borrowed funds	451	348	350	420	1,628
Accrued taxes and other expenses	5,213	4,916	5,696	5,347	5,029
Other liabilities	8,626	8,656	7,517	8,675	12,873
Long-term debt	25,629	25,350	25,984	26,121	27,566
Total liabilities	421,169	419,581	423,513	383,051	398,350
Temporary equity
Redeemable noncontrolling interests	169	187	176	179	157
Permanent equity
Preferred stock	4,541	4,541	4,541	4,532	4,532
Common stock	14	14	14	14	14
Additional paid-in capital	28,006	27,928	27,823	27,741	27,702
Retained earnings	35,540	34,822	34,241	33,821	33,224
Accumulated other comprehensive loss, net of tax	(1,670)	(1,819)	(985)	(1,359)	(1,943)
Less: Treasury stock, at cost	(21,150)	(20,532)	(19,833)	(19,832)	(19,832)
Total The Bank of New York Mellon Corporation shareholders’ equity	45,281	44,954	45,801	44,917	43,697
Nonredeemable noncontrolling interests of consolidated investment management funds	344	262	143	251	112
Total permanent equity	45,625	45,216	45,944	45,168	43,809
Total liabilities, temporary equity and permanent equity	$466,963	$464,984	$469,633	$428,398	$442,316

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q21 vs.				YTD21 vs.
(dollars in millions)	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	YTD21	YTD20	YTD20
Investment services fees:
Asset servicing fees (a)	$1,155	$1,154	$1,099	$1,128	$1,117	—%	3%	$2,309	$2,225	4%
Securities lending revenue	45	45	39	40	56	—	(20)	90	107	(16)
Clearing services fees (b)	435	455	418	397	431	(4)	1	890	901	(1)
Issuer services fees	281	245	257	295	277	15	1	526	540	(3)
Treasury services fees	160	157	156	152	144	2	11	317	293	8
Total investment services fees	2,076	2,056	1,969	2,012	2,025	1	3	4,132	4,066	2
Investment management and performance fees:
Investment management fees (c)	875	850	839	828	781	3	12	1,725	1,593	8
Performance fees	14	40	45	7	5	N/M	N/M	54	55	(2)
Total investment management and performance fees (d)	889	890	884	835	786	—	13	1,779	1,648	8
Foreign exchange revenue	184	231	187	149	193	(20)	(5)	415	438	(5)
Financing-related fees	48	51	46	49	58	(6)	(17)	99	117	(15)
Distribution and servicing	27	29	28	29	27	(7)	—	56	58	(3)
Total fee revenue	3,224	3,257	3,114	3,074	3,089	(1)	4	6,481	6,327	2
Investment and other income:
Income from consolidated investment management funds	13	17	41	27	54	N/M	N/M	30	16	N/M
Seed capital gains (losses) (e)	18	3	22	9	23	N/M	N/M	21	(8)	N/M
Other trading (loss) revenue	(1)	(7)	(31)	(14)	(8)	N/M	N/M	(8)	58	N/M
Renewable energy investment (losses)	(41)	(81)	(27)	(34)	(34)	N/M	N/M	(122)	(68)	N/M
Corporate/bank-owned life insurance	29	33	43	33	36	N/M	N/M	62	72	N/M
Other investments gains (f)	23	11	18	11	13	N/M	N/M	34	6	N/M
Disposal gains (losses)	6	—	(61)	—	—	N/M	N/M	6	—	N/M
Expense reimbursements from joint venture	25	23	22	23	19	N/M	N/M	48	40	N/M
Other income	17	10	16	6	29	N/M	N/M	27	63	N/M
Total investment and other income	89	9	43	61	132	N/M	N/M	98	179	N/M
Net securities gains	2	—	6	9	9	N/M	N/M	2	18	N/M
Total other revenue	91	9	49	70	141	N/M	N/M	100	197	N/M
Total fee and other revenue	$3,315	$3,266	$3,163	$3,144	$3,230	2%	3%	$6,581	$6,524	1%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Excludes seed capital gains (losses) related to consolidated investment management funds.
(d) On a constant currency basis (Non-GAAP), investment management and performance fees increased 9% compared with 2Q20. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(e) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(f) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q21		1Q21		4Q20		3Q20		2Q20
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$114,564	(0.09)%	$125,930	(0.05)%	$112,274	(0.04)%	$90,670	(0.04)%	$94,229	(0.03)%
Interest-bearing deposits with banks (primarily foreign banks)	22,465	0.20	21,313	0.27	19,281	0.32	19,202	0.42	21,093	0.76
Federal funds sold and securities purchased under resale agreements (a)	27,857	0.36	29,186	0.44	28,389	0.55	30,342	0.63	30,265	0.82
Margin loans	18,995	1.04	15,891	1.14	14,097	1.23	12,870	1.24	12,791	1.28
Non-margin loans:
Domestic offices	36,455	1.90	31,218	2.02	30,855	2.08	30,053	2.12	31,185	2.21
Foreign offices	5,070	1.14	9,680	1.18	9,776	1.31	10,693	1.45	12,743	1.84
Total non-margin loans	41,525	1.81	40,898	1.82	40,631	1.90	40,746	1.94	43,928	2.10
Securities:
U.S. government obligations	33,212	1.42	28,759	1.43	27,783	1.46	30,073	1.36	27,901	1.52
U.S. government agency obligations	72,809	1.46	77,623	1.50	79,712	1.56	78,300	1.68	74,583	1.92
State and political subdivisions (b)	2,768	1.96	2,526	1.92	2,104	2.01	1,500	2.51	1,025	2.98
Other securities (b)	47,451	0.26	47,030	0.50	46,280	0.48	46,719	0.59	45,511	0.82
Total investment securities (b)	156,240	1.10	155,938	1.19	155,879	1.23	156,592	1.30	149,020	1.51
Trading securities (b)	6,639	0.72	8,141	0.95	8,123	0.95	7,212	0.91	6,236	1.13
Total securities (b)	162,879	1.08	164,079	1.18	164,002	1.22	163,804	1.28	155,256	1.50
Total interest-earning assets (b)	$388,285	0.71%	$397,297	0.75%	$378,674	0.82%	$357,634	0.92%	$357,562	1.06%
Noninterest-earning assets	64,044		63,082		58,814		57,231		57,797
Total assets	$452,329		$460,379		$437,488		$414,865		$415,359

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$126,953	(0.02)%	$128,543	(0.02)%	$119,012	(0.02)%	$102,767	(0.01)%	$102,135	0.06%
Foreign offices	112,513	(0.15)	116,572	(0.10)	112,306	(0.10)	108,733	(0.09)	108,508	(0.12)
Total interest-bearing deposits	239,466	(0.08)	245,115	(0.06)	231,318	(0.06)	211,500	(0.05)	210,643	(0.03)
Federal funds purchased and securities sold under repurchase agreements (a)	13,773	(0.17)	15,288	(0.07)	14,452	0.01	16,850	0.13	14,209	0.03
Trading liabilities	2,282	0.38	2,227	0.53	2,408	0.72	2,692	0.30	1,974	0.39
Other borrowed funds	298	2.21	331	2.01	338	1.71	873	1.40	2,272	1.30
Commercial paper	—	—	—	—	275	0.10	2,274	0.09	191	1.02
Payables to customers and broker-dealers	16,811	(0.01)	17,691	(0.01)	17,521	(0.01)	18,501	(0.01)	18,742	(0.01)
Long-term debt	25,275	1.43	26,199	1.81	25,704	1.88	26,511	2.01	28,122	2.42
Total interest-bearing liabilities	$297,905	0.05%	$306,851	0.11%	$292,016	0.13%	$279,201	0.16%	$276,153	0.24%
Total noninterest-bearing deposits	85,802		83,429		75,840		67,610		72,411
Other noninterest-bearing liabilities	23,317		24,556		23,783		23,393		24,121
Total The Bank of New York Mellon Corporation shareholders’ equity	44,934		45,261		45,539		44,456		42,486
Noncontrolling interests	371		282		310		205		188
Total liabilities and equity	$452,329		$460,379		$437,488		$414,865		$415,359
Net interest margin		0.67%		0.66%		0.72%		0.79%		0.88%
Net interest margin (FTE) – Non-GAAP (c)		0.67%		0.67%		0.72%		0.79%		0.88%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $41 billion for 2Q21, $37 billion for 1Q21, $41 billion for 4Q20, $43 billion for 3Q20 and $67 billion for 2Q20. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.15% for 2Q21, 0.19% for 1Q21, 0.23% for 4Q20 and 0.26% for 3Q20 and 2Q20. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been (0.04)% for 2Q21, (0.02)% for 1Q21, 0.00% for 4Q20, 0.04% for 3Q20 and 0.00% for 2Q20. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2021			2020
(dollars in millions)	June 30	March 31		Dec. 31		Sept. 30		June 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$21,457	$21,090		$21,875		$21,171		$20,035
Tier 1 capital	25,891	25,534		26,310		25,611		24,478
Total capital	27,459	27,190		28,038		27,327		26,183
Risk-weighted assets	169,870	167,510		163,848		156,698		157,290

CET1 ratio	12.6%	12.6%		13.4%		13.5%		12.7%
Tier 1 capital ratio	15.2	15.2		16.1		16.3		15.6
Total capital ratio	16.2	16.2		17.1		17.4		16.6

Advanced Approaches:
CET1 capital	$21,457	$21,090		$21,875		$21,171		$20,035
Tier 1 capital	25,891	25,534		26,310		25,611		24,478
Total capital	27,172	26,908		27,795		27,081		25,937
Risk-weighted assets	169,322	167,035		166,426		163,108		159,340

CET1 ratio	12.7%	12.6%		13.1%		13.0%		12.6%
Tier 1 capital ratio	15.3	15.3		15.8		15.7		15.4
Total capital ratio	16.0	16.1		16.7		16.6		16.3

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$432,948	$440,968		$417,982		$394,945		$394,394
Tier 1 leverage ratio	6.0%	5.8%		6.3%		6.5%		6.2%

SLR:
Leverage exposure	$347,127	$314,334	(b)	$304,823	(b)	$300,265	(b)	$297,300	(b)
SLR	7.5%	8.1%	(b)	8.6%	(b)	8.5%	(b)	8.2%	(b)

Average liquidity coverage ratio	110%	110%		110%		111%		112%
(a) Regulatory capital ratios for June 30, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020, Sept. 30, 2020 and June 30, 2020, was the Advanced Approaches.

(b) Reflects the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 68 basis points at March 31, 2021, 72 basis points at Dec. 31, 2020, 78 basis points at Sept. 30, 2020 and 40 basis points at June 30, 2020. The temporary exclusion ceased to apply beginning April 1, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q21 vs.				YTD21 vs.
(dollars in millions)	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	YTD21	YTD20	YTD20
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,150	$1,150	$1,094	$1,119	$1,113	—%	3%	$2,300	$2,214	4%
Securities lending revenue	42	41	36	37	51	2	(18)	83	97	(14)
Clearing services fees (b)	435	455	418	397	431	(4)	1	890	901	(1)
Issuer services fees	281	245	257	295	277	15	1	526	540	(3)
Treasury services fees	160	157	156	152	144	2	11	317	293	8
Total investment services fees	2,068	2,048	1,961	2,000	2,016	1	3	4,116	4,045	2
Foreign exchange revenue	152	193	163	126	164	(21)	(7)	345	392	(12)
Other (c)	116	104	111	120	159	12	(27)	220	338	(35)
Total fee and other revenue	2,336	2,345	2,235	2,246	2,339	—	—	4,681	4,775	(2)
Net interest revenue	643	645	670	681	768	—	(16)	1,288	1,574	(18)
Total revenue	2,979	2,990	2,905	2,927	3,107	—	(4)	5,969	6,349	(6)
Provision for credit losses	(77)	(79)	31	(10)	145	N/M	N/M	(156)	294	N/M
Noninterest expense (ex. amortization of intangible assets)	2,040	2,084	2,157	2,002	1,971	(2)	4	4,124	3,940	5
Amortization of intangible assets	12	17	17	18	18	(29)	(33)	29	36	(19)
Total noninterest expense	2,052	2,101	2,174	2,020	1,989	(2)	3	4,153	3,976	4
Income before taxes	$1,004	$968	$700	$917	$973	4%	3%	$1,972	$2,079	(5)%

Pre-tax operating margin	34%	32%	24%	31%	31%			33%	33%

Total revenue by line of business:
Asset Servicing	$1,382	$1,424	$1,357	$1,354	$1,463	(3)%	(6)%	$2,806	$2,994	(6)%
Pershing	590	605	563	538	578	(2)	2	1,195	1,231	(3)
Issuer Services	405	363	385	435	431	12	(6)	768	850	(10)
Treasury Services	319	317	325	323	340	1	(6)	636	679	(6)
Clearance and Collateral Management	283	281	275	277	295	1	(4)	564	595	(5)
Total revenue by line of business	$2,979	$2,990	$2,905	$2,927	$3,107	—%	(4)%	$5,969	$6,349	(6)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q21 vs.				YTD21 vs.
(dollars in millions, unless otherwise noted)	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	YTD21	YTD20	YTD20
Average loans	$46,845	$43,468	$41,437	$40,308	$43,113	8%	9%	$45,166	$42,451	6%
Average assets	$383,330	$385,054	$358,270	$329,324	$335,288	—%	14%	$384,187	$319,689	20%
Average deposits	$313,923	$315,088	$292,631	$263,621	$268,467	—%	17%	$314,502	$255,327	23%

AUC/A at period end (in trillions) (a)(b)	$45.0	$41.7	$41.1	$38.6	$37.3	8%	21%
Market value of securities on loan at period end (in billions) (c)	$456	$445	$435	$378	$384	2%	19%

Pershing
Net new assets (U.S. platform) (in billions) (d)	$40	$28	$28	$12	$11	N/M	N/M
Average active clearing accounts (U.S. platform) (in thousands)	6,889	6,757	6,635	6,556	6,507	2%	6%
Average long-term mutual fund assets (U.S. platform)	$730,954	$678,556	$630,086	$597,312	$547,579	8%	33%
Average investor margin loans (U.S. platform)	$12,097	$10,937	$10,097	$9,350	$9,235	11%	31%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,898	$3,638	$3,555	$3,417	$3,573	7%	9%
(a) June 30, 2021 information is preliminary.
(b) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Clearance and Collateral Management, Issuer Services, Pershing and Wealth Management businesses. Includes the AUC/A of CIBC Mellon of $1.7 trillion at June 30, 2021, $1.6 trillion at March 31, 2021, $1.5 trillion at Dec. 31, 2020, $1.4 trillion at Sept. 30, 2020 and $1.3 trillion at June 30, 2020.

(c) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $63 billion at June 30, 2021, $64 billion at March 31, 2021, $68 billion at Dec. 31, 2020 and $62 billion at Sept. 30, 2020 and June 30, 2020.

(d) Net new assets represent net flows of assets excluding dividends and interest (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS

						2Q21 vs.				YTD21 vs.
(dollars in millions)	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	YTD21	YTD20	YTD20
Revenue:
Investment management fees (a)	$876	$850	$839	$828	$782	3%	12%	$1,726	$1,594	8%
Performance fees	14	40	45	7	5	N/M	180	54	55	(2)
Investment management and performance fees (b)	890	890	884	835	787	—	13	1,780	1,649	8
Distribution and servicing	28	28	29	31	34	—	(18)	56	77	(27)
Other (a)	34	25	27	5	17	N/M	N/M	59	(42)	N/M
Total fee and other revenue (a)	952	943	940	871	838	1	14	1,895	1,684	13
Net interest revenue	47	48	50	47	48	(2)	(2)	95	100	(5)
Total revenue	999	991	990	918	886	1	13	1,990	1,784	12
Provision for credit losses	(4)	4	(8)	12	7	N/M	N/M	—	16	N/M
Noninterest expense (ex. amortization of intangible assets)	669	702	678	653	650	(5)	3	1,371	1,337	3
Amortization of intangible assets	8	7	9	8	8	14	—	15	16	(6)
Total noninterest expense	677	709	687	661	658	(5)	3	1,386	1,353	2
Income before taxes	$326	$278	$311	$245	$221	17%	48%	$604	$415	46%

Pre-tax operating margin	33%	28%	32%	27%	25%			30%	23%
Adjusted pre-tax operating margin – Non-GAAP (c)	35%	30%	34%	29%	28%			33%	26%

Total revenue by line of business:
Investment Management	$700	$698	$714	$641	$621	—%	13%	$1,398	$1,241	13%
Wealth Management	299	293	276	277	265	2	13	592	543	9
Total revenue by line of business	$999	$991	$990	$918	$886	1%	13%	$1,990	$1,784	12%

Average loans	$11,871	$11,610	$11,497	$11,503	$11,791	2%	1%	$11,742	$11,958	(2)%
Average assets	$30,370	$32,066	$30,804	$30,160	$30,327	(5)%	—%	$31,213	$30,435	3%
Average deposits	$17,466	$19,177	$18,144	$17,570	$17,491	(9)%	—%	$18,317	$16,817	9%
(a) Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange revenue and investment and other income.

(b) On a constant currency basis (Non-GAAP), investment management and performance fees increased 9% compared with 2Q20. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c) Net of distribution and servicing expense. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						2Q21 vs.				YTD21 vs.
(dollars in billions)	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	YTD21	YTD20	YTD20
AUM by product type (a)(b)
Equity	$187	$173	$170	$149	$141	8%	33%
Fixed income	272	261	259	241	224	4	21
Index	440	419	393	350	333	5	32
Liability-driven investments	841	802	855	788	752	5	12
Multi-asset and alternative investments	222	214	209	193	185	4	20
Cash	358	345	325	320	326	4	10
Total AUM by product type	$2,320	$2,214	$2,211	$2,041	$1,961	5%	18%

Changes in AUM (a)(b)
Beginning balance of AUM	$2,214	$2,211	$2,041	$1,961	$1,796			$2,211	$1,910
Net inflows (outflows):
Long-term strategies:
Equity	(3)	—	(2)	(4)	(2)			(3)	(4)
Fixed income	8	8	5	1	4			16	4
Liability-driven investments	11	8	15	14	(2)			19	(7)
Multi-asset and alternative investments	1	(2)	—	(3)	—			(1)	(1)
Total long-term active strategies inflows (outflows)	17	14	18	8	—			31	(8)
Index	(5)	3	(3)	(3)	9			(2)	12
Total long-term strategies inflows	12	17	15	5	9			29	4
Short-term strategies:
Cash	13	19	5	(10)	11			32	54
Total net inflows (outflows)	25	36	20	(5)	20			61	58
Net market impact	79	(36)	93	41	143			43	52
Net currency impact	2	3	57	44	2			5	(59)
Ending balance of AUM	$2,320	$2,214	$2,211	$2,041	$1,961	5%	18%	$2,320	$1,961	18%

Wealth Management client assets (a)(c)	$305	$292	$286	$265	$254	4%	20%
(a) June 30, 2021 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	2Q21	1Q21	4Q20	3Q20	2Q20	YTD21	YTD20
Fee revenue	$13	$9	$11	$7	$10	$22	$16
Other revenue	9	(36)	(28)	13	28	(27)	52
Total fee and other revenue	22	(27)	(17)	20	38	(5)	68
Net interest (expense)	(45)	(38)	(40)	(25)	(36)	(83)	(80)
Total revenue	(23)	(65)	(57)	(5)	2	(88)	(12)
Provision for credit losses	(5)	(8)	(8)	7	(9)	(13)	2
Noninterest expense	49	41	64	—	39	90	69
(Loss) before taxes	$(67)	$(98)	$(113)	$(12)	$(28)	$(165)	$(83)

Average loans and leases	$1,804	$1,711	$1,794	$1,805	$1,815	$1,757	$1,887
Average assets	$38,629	$43,259	$48,414	$55,381	$49,744	$40,932	$50,194

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2021		2Q21 change in unrealized gain (loss)	June 30, 2021			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate		Ratings (c)
				Amortized cost	Fair value							AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	A1+/ A2 & SP-1	Not rated
	Fair value										(b)
Agency RMBS	$58,831		$66	$53,154	$53,944		101%	$790		14%		100%	—%	—%	—%	—%	—%
U.S. Treasury	30,595		(28)	34,112	34,267		100	155		53		100	—	—	—	—	—
Sovereign debt/sovereign guaranteed	14,571		(6)	14,098	14,209		101	111		16		75	5	19	1	—	—
Agency commercial MBS	11,730		72	11,360	11,678		103	318		30		100	—	—	—	—	—
Supranational	7,505		—	8,121	8,157		100	36		56		100	—	—	—	—	—
Foreign covered bonds	6,542		(10)	6,752	6,793		101	41		35		100	—	—	—	—	—
U.S. government agencies	5,469		43	5,446	5,460		100	14		25		100	—	—	—	—	—
CLOs	4,754		(1)	5,137	5,139		100	2		100		99	—	—	—	—	1
Non-agency commercial MBS	2,948		41	3,181	3,263		103	82		24		99	1	—	—	—	—
Foreign government agencies	2,697		(4)	2,693	2,708		101	15		13		92	8	—	—	—	—
State and political subdivisions	2,649		27	2,610	2,621		100	11		—		83	10	—	—	6	1
Non-agency RMBS (d)	2,509		(5)	2,391	2,530		106	139		50		74	4	—	11	—	11
Other asset-backed securities	2,628		(1)	2,446	2,456		100	10		19		100	—	—	—	—	—
Corporate bonds	2,238		50	2,348	2,347		100	(1)		—		16	68	16	—	—	—
Other	1		—	1	1		100	—		—		—	—	—	—	—	100
Total securities	$155,667	(e)	$244	$153,850	$155,573	(e)(f)	101%	$1,723	(e)(g)	31%		96%	2%	2%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes RMBS that were included in the former Grantor Trust of $451 million at March 31, 2021 and $416 million at June 30, 2021.
(e) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $634 million at March 31, 2021 and $927 million at June 30, 2021.
(f) The fair value of available-for-sale securities totaled $102,654 million at June 30, 2021, net of hedges, or 66% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $52,919 million at June 30, 2021, or 34% of the fair value of the securities portfolio, net of hedges.

(g) At June 30, 2021, unrealized gains of $1,129 million related to available-for-sale securities, net of hedges, and $594 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,949 million at June 30, 2021 and the amortization of that net purchase premium was $174 million in 2Q21.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2021		2020
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$327	$358	$325	$302	$140
Allowance for lending-related commitments	73	121	135	152	148
Allowance for other financial instruments (a)	19	22	26	21	41
Allowance for credit losses – beginning of period	$419	$501	$486	$475	$329

Net (charge-offs) recoveries:
Charge-offs	(1)	(1)	(1)	—	—
Recoveries	3	2	1	2	3
Total net recoveries	1	1	—	2	3
Provision for credit losses (b)	(86)	(83)	15	9	143
Allowance for credit losses - end of period	$335	$419	$501	$486	$475

Allowance for credit losses – end of period:
Allowance for loan losses	$269	$327	$358	$325	$302
Allowance for lending-related commitments	50	73	121	135	152
Allowance for other financial instruments (a)	16	19	22	26	21
Allowance for credit losses – end of period	$335	$419	$501	$486	$475

Allowance for loan losses as a percentage of total loans	0.42%	0.54%	0.63%	0.59%	0.55%

Nonperforming assets	$90	$112	$89	$84	$88
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q21	1Q21	4Q20	3Q20	2Q20	YTD21	YTD20
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$991	$858	$702	$876	$901	$1,849	$1,845
Add: Amortization of intangible assets	20	24	26	26	26	44	52
Less: Tax impact of amortization of intangible assets	5	6	6	7	6	11	12
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,006	$876	$722	$895	$921	$1,882	$1,885

Average common shareholders’ equity	$40,393	$40,720	$40,712	$39,924	$38,476	40,556	$38,070
Less: Average goodwill	17,517	17,494	17,411	17,357	17,243	17,506	17,277
Average intangible assets	2,975	3,000	3,019	3,039	3,058	2,987	3,073
Add: Deferred tax liability – tax deductible goodwill	1,163	1,153	1,144	1,132	1,119	1,163	1,119
Deferred tax liability – intangible assets	675	665	667	666	664	675	664
Average tangible common shareholders’ equity – Non-GAAP	$21,739	$22,044	$22,093	$21,326	$19,958	$21,901	$19,503

Return on common equity – GAAP	9.8%	8.5%	6.9%	8.7%	9.4%	9.2%	9.7%
Return on tangible common equity – Non-GAAP	18.6%	16.1%	13.0%	16.7%	18.5%	17.3%	19.4%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2021		2020
(dollars in millions, except common shares)	June 30	March 31	Dec. 31	Sept. 30	June 30
BNY Mellon shareholders’ equity at period end – GAAP	$45,281	$44,954	$45,801	$44,917	$43,697
Less: Preferred stock	4,541	4,541	4,541	4,532	4,532
BNY Mellon common shareholders’ equity at period end – GAAP	40,740	40,413	41,260	40,385	39,165
Less: Goodwill	17,487	17,469	17,496	17,357	17,253
Intangible assets	2,964	2,983	3,012	3,026	3,045
Add: Deferred tax liability – tax deductible goodwill	1,163	1,153	1,144	1,132	1,119
Deferred tax liability – intangible assets	675	665	667	666	664
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$22,127	$21,779	$22,563	$21,800	$20,650

Period-end common shares outstanding (in thousands)	863,174	875,481	886,764	886,136	885,862

Book value per common share – GAAP	$47.20	$46.16	$46.53	$45.58	$44.21
Tangible book value per common share – Non-GAAP	$25.64	$24.88	$25.44	$24.60	$23.31

Net interest margin reconciliation
(dollars in millions)	2Q21	1Q21	4Q20	3Q20	2Q20
Net interest revenue – GAAP	$645	$655	$680	$703	$780
Add: Tax equivalent adjustment	3	3	3	2	2
Net interest revenue (FTE) – Non-GAAP	$648	$658	$683	$705	$782

Average interest-earning assets	$388,285	$397,297	$378,674	$357,634	$357,562

Net interest margin – GAAP (a)	0.67%	0.66%	0.72%	0.79%	0.88%
Net interest margin (FTE) – Non-GAAP (a)	0.67%	0.67%	0.72%	0.79%	0.88%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business
(dollars in millions)	2Q21	1Q21	4Q20	3Q20	2Q20	YTD21	YTD20
Income before income taxes – GAAP	$326	$278	$311	$245	$221	$604	$415

Total revenue – GAAP	$999	$991	$990	$918	$886	$1,990	$1,784
Less: Distribution and servicing expense	74	75	76	85	86	149	177
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$925	$916	$914	$833	$800	$1,841	$1,607

Pre-tax operating margin – GAAP (a)	33%	28%	32%	27%	25%	30%	23%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	35%	30%	34%	29%	28%	33%	26%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			2Q21 vs.
(dollars in millions)	2Q21	2Q20	2Q20
Consolidated:
Investment management and performance fees – GAAP	$889	$786	13%
Impact of changes in foreign currency exchange rates	—	31
Adjusted investment management and performance fees – Non-GAAP	$889	$817	9%

Investment and Wealth Management business:
Investment management and performance fees – GAAP	$890	$787	13%
Impact of changes in foreign currency exchange rates	—	31
Adjusted investment management and performance fees – Non-GAAP	$890	$818	9%